Enterprise Capital Trust _
          _____% Trust Originated Preferred Securities (SM), Series _
                      (liquidation amount $25 per security)
                       guaranteed to the extent the Trust
                             has available funds by

                  Public Service Enterprise Group Incorporated


                             Underwriting Agreement


                                                             __________, 1998

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated,
Goldman, Sachs & Co.,
[Other Representatives]
As representatives (the "Representatives") of the
   several Underwriters named in Schedule I hereto,
c/o      Merrill Lynch & Co.,
         World Financial Center, 10th Floor
         New York, New York 10281-1380

Dear Sirs:

         Enterprise Capital Trust _, a Delaware statutory business trust (the "Trust"), and Public Service Enterprise Group Incorporated, a New Jersey corporation ("Enterprise"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") _____,000 _____% Trust Originated Preferred Securities, Series _ (liquidation amount $25 per security), representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), guaranteed by Enterprise as to the payment of distributions and payments upon liquidation or redemption, and benefitting from certain additional undertakings of Enterprise to the extent set forth (i) in the Guarantee Agreement between Enterprise and First Union National Bank, National Association, as trustee thereunder (the "Guarantee Trustee"), to be dated as of the Time of Delivery (as defined in Section 4 hereof) (the "Guarantee"), (ii) Enterprise's _____% Deferrable Interest Subordinated Debentures, Series _ (the "Subordinated Debentures"), to be executed at the Time of Delivery, (iii) the Indenture between Enterprise and First Union National Bank, National Association, as trustee thereunder (the "Debenture Trustee"), dated as of ______, 1998, to be supplemented by the First Supplemental Indenture thereto relating to the Subordinated Debentures (collectively the "Indenture") and (iv) the trust agreement between Enterprise, as depositor, and the trustees named therein (as amended and restated from time to time, the "Trust Agreement").

         Concurrently with the issuance of the Preferred Securities and Enterprise's investment in the common securities of the Trust (the "Common Securities") representing undivided beneficial interests in the assets of the Trust, the Trust will loan the proceeds thereof to Enterprise and, to evidence such loan, Enterprise will issue and deliver to the Trust the Subordinated Debentures, which will be issued under the Indenture.

         1. Each of the Trust and Enterprise, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-_____), as amended by pre-effective amendment [no. 1] thereto, in respect of, among other things, the Preferred Securities, the Guarantee and the Subordinated Debentures (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), and delivered to the Representatives; such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or thereafter filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is referred to herein as a "Preliminary Prospectus"; the various parts of such registration statement, including (i) all exhibits thereto, (ii) if applicable, the information contained in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be a part of the registration statement at the time it was declared effective and (iii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of such registration statement became effective, each as amended at the time such part of such registration statement became effective, are referred to herein collectively as the "Registration Statement"; the final prospectus, as supplemented by the related prospectus supplement, in the form first filed with respect to the Preferred Securities pursuant to Rule 424(b) under the Act, is referred to herein collectively as the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include

         Enterprise's most recent annual report on Form 10-K (the "Form 10-K"), quarterly reports on Form 10-Q or current reports on Form 8-K, if any, filed pursuant to Section 13 or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement (the Form 10-K, the quarterly reports on form 10-Q and any current reports on Form 8-K are referred to herein collectively as the "Exchange Act Filings"));

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or Enterprise by an Underwriter through the Representatives expressly for use therein;

                  (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or Enterprise by an Underwriter through the Representatives expressly for use therein;

                  (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto and (ii) as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or Enterprise by an Underwriter through the Representatives expressly for use therein;

                  (e) Deloitte & Touche LLP are independent public accountants with respect to Enterprise as required by the Act and the rules and regulations of the Commission thereunder;

                  (f) Neither the Trust nor Enterprise has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss from fire, explosion, flood, accident or other calamity not fully covered by insurance, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material increase in long-term debt of Enterprise and its subsidiaries, considered as a whole, or any material adverse change in or affecting the general affairs, financial position, stockholders' equity or results of operations of Enterprise and its subsidiaries, considered as a whole, or any material transaction (other than one entered into in the ordinary course of business) entered into by the Trust or Enterprise, in each case otherwise than as set forth in or contemplated by the Prospectus;

                  (g) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; and the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation:

                  (h) Enterprise has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey, with due corporate authority to own and operate its properties and conduct its business as described in the Prospectus;

                  (i) Each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) of Enterprise and Enterprise Diversified Holdings Incorporated (each, a "Significant Subsidiary" and, collectively, the "Significant Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of Enterprise and its subsidiaries. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by Enterprise, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary.

                  (j) The issuance and sale of the Preferred Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Subordinated Debentures by the Trust from Enterprise, the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus, and the consummation by the Trust of the transactions contemplated herein and in the Trust Agreement, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties;

                  (k) The issuance and sale of the Preferred Securities and the Common Securities by the Trust, the issuance by Enterprise of the Subordinated Debentures and the Guarantee, the compliance by Enterprise and the Trust with all of the provisions of this Agreement, the execution, delivery and performance by Enterprise of the Trust Agreement, the Guarantee, the Indenture and the Subordinated Debentures (collectively, the "Enterprise Agreements"), the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Enterprise is a party or by which Enterprise is bound or to which any of the property or assets of Enterprise is subject, nor will such action result in any violation of the provisions of the charter or by-laws of Enterprise or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Enterprise or any of its properties;

                  (l) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Trust or Enterprise or any of their properties is required for the issuance and sale of the Preferred Securities and Common Securities by the Trust, the issuance by Enterprise of the Subordinated Debentures and the Guarantee, the purchase of the Subordinated Debentures by the Trust from Enterprise, the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus, the execution, delivery and performance by Enterprise of the Enterprise Agreements, or the consummation of the transactions contemplated herein or therein, except the registration of the Registered Securities under the Act, registration of the Preferred Securities under the Exchange Act, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance and sale, as the case may be, of the Registered Securities; and

                  (m) Other than as set forth in or contemplated by the Prospectus, there are no legal or governmental proceedings pending to which Enterprise is a party or of which any property of Enterprise is the subject which are reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of Enterprise and its subsidiaries; and, to the best of Enterprise's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         2. Subject to the terms and conditions herein set forth, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase, at a purchase price per share of $25.00 per Preferred Security, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust to purchase the Subordinated Debentures of Enterprise, Enterprise hereby agrees to pay at the Time of Delivery to Merrill Lynch & Co., for the accounts of the several Underwriters, an amount equal to $0.__ per share for the Preferred Securities, except that such commission will be $0.__ per Preferred Security sold to certain institutions.

         3. Upon the authorization by the Representatives of the release of the Preferred Securities, the several Underwriters propose to offer the Preferred Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. The Preferred Securities to be purchased by each Underwriter hereunder will be represented by a global certificate or certificates in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian and registered in the name of Cede & Co., as nominee of DTC. The Trust will deliver the Preferred Securities to Merrill Lynch & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds to the Trust, by causing DTC to credit the Preferred Securities to the account of Merrill Lynch & Co. at DTC. The time, date and location of such delivery and payment (the "Time of Delivery") shall be 10:00 a.m., New Jersey time, on __________, 1998, or at such other time and date as the Representatives, the Trust and Enterprise may agree upon in writing at the office of the Trust, 80 Park Plaza, Newark, New Jersey.

         At the Time of Delivery, Enterprise will pay, or cause to be paid, the compensation payable to the Underwriters under Section 2 hereof by wire transfer of immediately available funds to Merrill Lynch & Co., on behalf of the Underwriters.

         5. Each of the Trust and Enterprise, jointly and severally, agrees with each of the Underwriters:

                  (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act within the time prescribed under Rule 424(b) or Rule 430A(a)(3), as the case may be, under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; in the case of Enterprise, prior to the termination of the offering of the Preferred Securities, to file promptly all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Registered Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To use its best efforts to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions of the United States as the Representatives may designate and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Preferred Securities, provided that in connection therewith neither the Trust nor Enterprise shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required in connection with the offering or sale of the Preferred Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon the request of the Representatives to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) In the case of Enterprise, to make generally available to its security holders as soon as practicable, but no later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Act) covering the 12-month period beginning not later than the first day of Enterprise's fiscal quarter next following the effective date (as defined in Rule 158) of the Registration Statement;

                  (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of the Preferred Securities ceases, as determined by the Representatives or (ii) 30 days after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any other preferred beneficial interests in the Trust or any securities of Enterprise which are substantially similar to the Subordinated Debentures, the Guarantee or the Preferred Securities, or any securities convertible into or exchangeable for or representing the right to receive any of the afore-mentioned securities, without the prior written consent of the Representatives (other than the Preferred Securities or securities issued pursuant to Enterprise's stock option or other benefit or incentive plans maintained for its officers, directors, or employees);

                  (f) In the case of Enterprise, to issue the Guarantee and the Subordinated Debentures concurrently with the issuance and sale of the Preferred Securities as contemplated herein; and

                  (g) To use its best efforts to list, subject to notice of issuance, (i) the Preferred Securities and (ii) the Subordinated Debentures, upon any distribution upon the liquidation of the Trust to holders of the Preferred Securities, in each case on the New York Stock Exchange.

         6. The Trust and Enterprise, jointly and severally, covenant and agree with the several Underwriters that they will pay the following: (i) the fees, disbursements and expenses of the Trust's and Enterprise's counsel and accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement Among Underwriters, this Agreement, the Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities;
(iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters (not to exceed $7,500) in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (iv) any fees charged by Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or Duff & Phelps Credit Rating Co. (each, a "Rating Agency") for rating the Preferred Securities; (v) the reasonable costs and charges of the transfer agent or registrar; (vi) the costs of any depositary arrangements for the Preferred Securities with DTC or any successor depositary; (vii) all fees and reasonable expenses of the Trustees, the Debenture Trustee and the Guarantee Trustee and any agent thereof and the fees and disbursements of their counsel; (viii) all fees and expenses in connection with the listing of the Preferred Securities and, if applicable, the Subordinated Debentures on the New York Stock Exchange and the cost of registering the Preferred Securities under Section 12 of the Exchange Act; (ix) the printing of the Preferred Securities and the Subordinated Debentures in certificated form, if required; and (x) all other costs and expenses incident to the performance of obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust and Enterprise herein are, at and as of the Time of Delivery, true and correct, the condition that the Trust and Enterprise shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) and Rule 430A(a)(3), if applicable, within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the
         Commission:

                  (b) Brown & Wood LLP, counsel for the Underwriters, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, with respect to the matters referred to in clauses (iii),
         (iv), (v), (vii), (viii), (x), (xi) and (xv) of Section 7(c) hereof (it being understood that such counsel may rely as to all matters of New Jersey law and legal conclusions based thereon upon the opinion of counsel for Enterprise referred to in Section 7(c) hereof, as to all matters of Pennsylvania law and legal conclusions based thereon upon the opinion of counsel referred to in Section 7(d) hereof and as to all matters of Delaware law and legal conclusions based thereon upon the opinion of counsel referred to in Section 7(e) hereof); and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) R. Edwin Selover, Esq., Vice President and General Counsel, or James T. Foran, Esq., Associate General Counsel, of Enterprise shall have furnished to the Representatives his written opinion, dated the Time of Delivery, to the effect that:

                           (i) Enterprise has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of New Jersey, with due corporate authority to own and operate its properties and conduct its business as described in the Prospectus;

                           (ii) The Enterprise Agreements each have been duly
                  authorized, executed and delivered by Enterprise and constitute valid instruments or obligations, as the case may be, legally binding upon and enforceable against Enterprise (except as limited by bankruptcy, insolvency or other laws or equitable principles affecting creditors' rights generally); and the Subordinated Debentures are entitled to the benefits provided by the Indenture;

                           (iii) The Trust Agreement, the Indenture and the
                  Guarantee have been duly qualified under the TIA;

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by each of the Trust and Enterprise;

                           (v) The franchises of Enterprise are sufficient
                  authority for it to carry on its business as described in the Prospectus;

                           (vi) The issuance and sale of the Preferred
                  Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Subordinated Debentures by the Trust from Enterprise, the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus, and the consummation of the transactions contemplated herein and in the Trust Agreement, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust or any of its properties;

                           (vii) The issuance and sale of the Preferred
                  Securities and the Common Securities by the Trust, the issuance by Enterprise of the Guarantee and the Subordinated Debentures, the compliance by Enterprise and the Trust with all of the provisions of this Agreement, the execution, delivery and performance by Enterprise of the Enterprise Agreements, the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which Enterprise is a party or by which Enterprise is bound or to which any of the property or assets of Enterprise is subject, nor will such action result in any violation of the provisions of the charter or by-laws of Enterprise or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Enterprise or any of its properties;

                           (viii) The Registered Securities conform as to legal
                  matters to the statements concerning them in the Prospectus; and the summaries of the Enterprise Agreements contained in the Prospectus constitute correct summaries thereof for use therein;

                           (ix) The statements set forth in the Prospectus under
                  the captions "Description of the Preferred Securities," "Certain Terms of the Series _ Preferred Securities," "Description of the Guarantee," "Description of the Debentures," and "Certain Terms of the Series _ Debentures," insofar as they constitute summaries or matters of law or legal conclusions, fairly present the information set forth therein;

                           (x) The statements made in Enterprise's Exchange Act
                  Filings under "PSE&G-- Rate Matters" and "--Environmental Controls" in Item 1--Business and under Item 3--Legal Proceedings fairly present the information set forth therein;

                           (xi) To such counsel's knowledge, there are no legal
                  or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities;

                           (xii) The documents incorporated by reference in the
                  Prospectus or any further amendment or supplement thereto made by the Trust or Enterprise prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and, on the basis of a general review and discussion with certain officers and employees of Enterprise but without independent check or verification, such counsel has no reason to believe that any of such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                           (xiii) The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by the Trust or Enterprise prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the TIA and the rules and regulations thereunder; and on the basis of a general review and discussion with certain officers and employees of Enterprise but without independent check or verification except as indicated in Subsections (x) and (xi) of this Section 7(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust or Enterprise prior to the Time of Delivery (other than the financial statements and related schedules therein and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or as of the Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Trust or Enterprise prior to the Time of Delivery (other than the financial statements and related schedules therein and other financial data therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  Such counsel may rely as to all matters of Pennsylvania law and legal conclusions based thereon upon the opinion of such counsel referred to in Section 7(d) hereof and as to all matters of Delaware law and legal conclusions based thereon upon the opinion of such counsel referred to in Section 7(e) hereof.

                  (d) Ballard Spahr Andrews & Ingersoll, special counsel for the Trust and Enterprise, shall have furnished to the Representatives their written opinion, dated the

         Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) Neither the Trust nor Enterprise is an
                  "investment company" or an entity "controlled" by an "investment company" required to be registered under the Investment Company Act of 1940, as amended; and

                           (ii) The statements made in the Prospectus under the
                  caption "United States Taxation," to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and are accurate, complete and correct and fairly present the information set forth therein.

                  (e) Richards, Layton & Finger, special Delaware counsel for the Trust and Enterprise, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Trust has been duly created and is validly
                  existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                           (ii) Under the Delaware Business Trust Act and the
                  Trust Agreement, the Trust has the trust power and authority to own property and conduct its business as described in the Prospectus;

                           (iii) Under the Delaware Business Trust Act and the
                  Trust Agreement, the Trust has the trust power and authority
                  (a) to execute and deliver, and to perform its obligations under, this Agreement and (b) to issue and perform its obligations under the Preferred Securities and the Common Securities;

                           (iv) Under the Delaware Business Trust Act and the
                  Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                           (v) The Trust Agreement constitutes a valid and
                  binding obligation of Enterprise and the Trustees, enforceable against Enterprise and the Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (a) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization and other similar laws relating to or affecting the remedies and rights of creditors, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                           (vi) The Preferred Securities have been duly
                  authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust (the "Securityholders"), are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement; and under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Securities is not subject to preemptive or other similar rights;

                           (vii) The Common Securities have been duly authorized
                  by the Trust Agreement and are duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust; and under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Common Securities is not subject to preemptive or other similar rights;

                           (viii) The issuance and sale by the Trust of the
                  Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated herein and the compliance by the Trust with its obligations hereunder do not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement or
                  (b) any applicable Delaware law or Delaware administrative regulation;

                           (ix) Assuming that the Trust derives no income from
                  or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Preferred Securities, the consummation by the Trust of the transactions contemplated herein or the compliance by the Trust of its obligations hereunder; and

                           (x) Assuming that the Trust derives no income from or
                  connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust for federal income tax purposes, the Securityholders (other than those holders of the Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware (in rendering the opinion expressed in this paragraph
                  (x), such counsel need express no opinion concerning the securities laws of the State of Delaware).

                  (f) On the date of this Agreement and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated the respective date of delivery thereof, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) they are independent public accountants with
                  respect to Enterprise and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder (the "Act Regulations");

                           (ii) in their opinion, the audited consolidated
                  financial statements and financial statement schedule(s) incorporated by reference in the Registration Statement and the Prospectus and included in the Form 10-K comply as to form in all material respects with the applicable accounting requirements of the Act, the Act Regulations, the Exchange Act and the applicable published rules and regulations thereunder (the "Exchange Act Regulations");

                           (iii) on the basis of (1) the performance of the
                  procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information, on the unaudited consolidated balance sheets, the unaudited consolidated statements of income and retained earnings, and the unaudited consolidated statements of cash flows, of Enterprise and its subsidiaries included in Enterprise's quarterly reports on Form 10-Q filed with the Commission under Section 13 of the Exchange Act (the "Form 10-Q's") subsequent to the Form 10-K,
                  (2) a reading of the latest available unaudited financial statements of Enterprise, (3) a reading of the minutes of the Annual Meeting of Shareholders and the latest minutes of Meetings of the Board of Directors of Enterprise as set forth in the minute books for the current year and certain draft resolutions for subsequent meetings and (4) inquiries of the officers of Enterprise who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the purposes of the several Underwriters), nothing has come to their attention which caused them to believe that (A) any material modifications should be made to the unaudited consolidated financial statements included in the Form 10-Q's for them to be in conformity with generally accepted accounting principles; (B) the unaudited consolidated financial statements included in the Form 10-Q's do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as they apply to Form 10-Q and Exchange Act Regulations or (C) at the date of the latest available consolidated financial statements and at a specified date not more than three business days prior to the date of such letter, there was any change in the common stock or preferred stock or increase in long-term debt (except for such stock and long-term debt acquired for sinking fund purposes or redeemed pursuant to optional redemption or sinking fund provisions, or changes in capital lease obligations incurred in the ordinary course of Enterprise's business) of Enterprise or any decrease in the consolidated net assets of Enterprise (except as occasioned by the declaration of dividends), in each case as compared with the amounts shown on the most recent consolidated balance sheet of Enterprise incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of such balance sheet to a specified date not more than three business days prior to the date of such letter, upon inquiries of the appropriate officers of Enterprise, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of Enterprise, except in each such case as set forth in or contemplated by the Registration Statement and the Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Representatives and Enterprise; and

                           (iv) in addition to the audits referred to in their
                  report appearing in the Form 10-K incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of Enterprise and its subsidiaries identified in such letter, provided that said letter may vary from the requirements specified above in such manner as you may deem not to be material or as may be acceptable to the Representatives with the consent of Underwriters who have agreed to purchase in the aggregate 50% or more of the Preferred Securities.

                  (g) The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to the Representatives;

                  (h) Neither the Trust nor Enterprise shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss from fire, explosion, flood, accident or other calamity not fully covered by insurance, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any increase in long-term debt of Enterprise and its subsidiaries, considered as a whole, or any change in or affecting the general affairs, financial position, or equity or results of operations of the Trust or Enterprise and its subsidiaries, considered as a whole, or any transaction (other than one entered into in the ordinary course of business) entered into by the Trust or Enterprise, in each case otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Preferred Securities or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Prospectus;

                  (i) The Preferred Securities shall have been duly listed, subject to official notice of issuance, on the New York Stock Exchange; and

                  (j) At the Time of Delivery, the Representatives shall have received certificates of duly authorized officers of the Trust and Enterprise, dated the Time of Delivery, to the effect that:

                           (i) the Prospectus has been filed with the Commission
                  pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with the provisions of this Agreement; and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

                           (ii) the representations and warranties of the Trust
                  and Enterprise contained herein are true and correct as if made at and as of the Time of Delivery;

                           (iii) the Trust and Enterprise have performed all
                  agreements contained herein to be performed by them at or prior to the Time of Delivery; and

                           (iv) Neither the Trust nor Enterprise has sustained
                  since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss from fire, explosion, flood, accident or other calamity not fully covered by insurance, otherwise than as set forth or contemplated in the

                  Prospectus, and since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material increase in long-term debt of Enterprise and its subsidiaries, considered as a whole, or any material adverse change in or affecting the general affairs, financial position, equity or results of operations of the Trust or Enterprise and its subsidiaries, considered as a whole, or any transaction (other than one entered into in the ordinary course of business) entered into by the Trust or Enterprise, in each case otherwise than as set forth or contemplated in the Prospectus.

         8. (a) The Trust and Enterprise, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, as follows:

                           (i) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or Enterprise by an Underwriter through the Representatives expressly for use in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto;

                           (ii) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any alleged untrue statement or omission, if such settlement is effected with the written consent of the Trust and Enterprise; and

                           (iii) against any and all expense whatsoever, as
                  incurred, reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

                  The Trust and Enterprise shall not be liable for indemnity under this Section 8(a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results solely from the fact that such Underwriter sold Preferred Securities to a person to whom it is established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the Act, if the Trust and Enterprise has previously furnished to the Representatives on behalf of the Underwriters, including such Underwriter, the copies thereof theretofore requested by the Representatives, and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus that was corrected in the Prospectus.

                  (b) In no case shall the Trust or Enterprise be liable under the indemnity agreement set forth in Section 8(a) hereof with respect to any claim made against any Underwriter or any such controlling person unless such party shall be notified in writing of the nature of the claim promptly after the assertion thereof, but failure to so notify such party shall not relieve it from any liability which it may have otherwise than on account of said indemnity agreement. The Trust or Enterprise, as the case may be, shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In the event that the Trust or Enterprise, as the case may be, elects to assume the defense of any such suit and retains such counsel, the Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by them. In the event that the parties to any such action (including impleaded parties) include both the Trust or Enterprise, as the case may be, and one or more Underwriters and any such Underwriter shall have been advised by counsel chosen by it and satisfactory to the Trust or Enterprise, as the case may be, that there may be one or more legal defenses available to it which are different from or additional to those available to the Trust or Enterprise, as the case may be, neither the Trust nor Enterprise shall have the right to assume the defense of such action on behalf of such Underwriter and the Trust or Enterprise, as the case may be, will reimburse such Underwriter and any person controlling such Underwriter as aforesaid for the reasonable fees and expenses of any counsel retained by them, it being understood that neither the Trust nor Enterprise shall, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and controlling persons, which firm shall be designated by the Representatives in writing. The Trust and Enterprise agree to notify the Representatives promptly after the assertion of any claim against them, any of their directors, any of their officers who signed the Registration Statement, or any person who controls them within the meaning of Section 15 of the Act, in connection with the issuance and sale, as the case may be, of the Preferred Securities, the Guarantee and the Subordinated Debentures.

                  (c) Each Underwriter severally agrees that it will indemnify and hold harmless the Trust and Enterprise, their directors, and each of their officers who signed the Registration Statement and each person, if any, who controls them within the meaning of Section 15 of the Act to the same extent as the indemnity agreement set forth in
         Section 8(a) hereof, but only with respect to statements or omissions made in the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Trust or Enterprise by such Underwriter expressly for use in the Registration Statement, such Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto. In case any action shall be brought against the Trust or any person so indemnified based on the Registration Statement, such Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Trust and Enterprise, and the Trust and Enterprise and each person so indemnified shall have the rights and duties given to the Underwriters by the provisions of
         Section 8(a) and (b) hereof.

                  (d) The indemnity agreements contained in Section 8 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Trust or Enterprise, or any Underwriter or any controlling person, and shall survive the delivery of the Preferred Securities to the Underwriters.

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnity agreements provided for in Section 8 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Trust, Enterprise and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreements incurred by the Trust, Enterprise and one or more of the Underwriters, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus relating to the Preferred Securities bears to the initial public offering price appearing thereon and the Trust and Enterprise, jointly and severally, is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each trustee of the Trust or director of Enterprise, each officer of the Trust or Enterprise who signed the Registration Statement, and each person, if any, who controls the Trust or Enterprise within the meaning of Section 15 of the Act shall have the same rights to contribution as the Trust and Enterprise.

         9. (a) If any Underwriter shall default in its obligation to purchase the Preferred Securities which it has agreed to purchase hereunder at the Time of Delivery, the Representatives may in their discretion arrange for the Underwriters or another party or other parties to purchase such Preferred Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Preferred Securities, then the Trust and Enterprise shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Preferred Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Trust and Enterprise that they have so arranged for the purchase of such Preferred Securities, or the Trust or Enterprise notifies the Representatives that it has so arranged for the purchase of such Preferred Securities, the Representatives or the Trust and Enterprise shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Trust and Enterprise agree to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter," as used in this Agreement, shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Preferred Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by the Representatives and the Trust and Enterprise as provided in Section 9(a) hereof, the aggregate number of such Preferred Securities which remains unpurchased does not exceed one-tenth of the aggregate number of all the Preferred Securities to be purchased at the Time of Delivery, then the Trust and Enterprise shall have the right to require each non-defaulting Underwriter to purchase the number of Preferred Securities which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Preferred Securities which such Underwriter agreed to purchase hereunder) of the Preferred Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by the Representatives and the Trust and Enterprise as provided in Section 9(a) hereof, the aggregate number of such Preferred Securities which remains unpurchased exceeds one-tenth of the aggregate number of all the Preferred Securities to be purchased at the Time of Delivery, or if the Trust and Enterprise shall not exercise the right described in Section 9(b) hereof to require non-defaulting Underwriters to purchase Preferred Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or Enterprise, except for the expenses to be borne by the Trust, Enterprise and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. This Agreement may be terminated by notice to the Trust and Enterprise by the Representatives at any time prior to the Time of Delivery if
(a) (i) a general banking moratorium shall have been declared by either Federal or New York authorities, or (ii) there shall have occurred any new outbreak or unforeseen escalation of hostilities or other national or international calamity or crisis, or (iii) there shall have occurred a suspension or material limitation in (x) trading in securities generally on the New York Stock Exchange or (y) trading in any of Enterprise's securities on the New York Stock Exchange, and the effect of the occurrence of any event referred to in clause (i), (ii) or
(iii) above is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Preferred Securities or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Prospectus, or (b) the rating accorded the Preferred Securities or any of Enterprise's debt securities by any Rating Agency shall have been lowered since the time this Agreement was executed or if any Rating Agency shall have publicly announced since the time this Agreement was executed that it has placed its rating of the Preferred Securities or any of Enterprise's debt securities or preferred stock under surveillance or review, with possible negative implications.

         11. The respective indemnities, agreements, representations, warranties and other statements of the Trust, Enterprise and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, Enterprise or any officer or director or controlling person of the Trust or Enterprise, and shall survive delivery of and payment for the Preferred Securities.

         12. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Trust nor Enterprise shall be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but if, for any other reason the transactions contemplated herein are not consummated, the Trust and Enterprise will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Preferred Securities, but the Trust and Enterprise shall then be under no further liability to the Underwriter in respect of the Preferred Securities not so delivered except as provided in Section 6 and Section 8 hereof. Except as provided above, neither the Trust nor Enterprise shall be liable to the Underwriters for damages on account of any other consequential damages or loss of anticipated profits.

         In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly or by Merrill Lynch & Co. on behalf of the Representatives.

         13. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of Merrill Lynch & Co., World Financial Center, 10th Floor, New York,

New York 10281-1380, Attention: [            ]; and if to the Trust or
Enterprise by mail to it at the address of the Trust or Enterprise at 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101, Attention: M. A. Plawner. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, Enterprise and, to the extent provided in Sections 8 and 11 hereof, the officers and directors of the Trust or Enterprise and each person who controls the Trust or Enterprise or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         16. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to conflict of laws principles).

         17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Trust and Enterprise, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, but without warranty on your part as to the authority of the signers thereof.

                      Very truly yours,

                      Enterprise Capital Trust _

                      By: Public Service Enterprise Group Incorporated,
                               as Depositor

                                       By:
                                      Name:
                                     Title:

                  Public Service Enterprise Group Incorporated

                                       By:
                                      Name:
                                     Title:

Accepted as of the date hereof:

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated,
Goldman, Sachs & Co.,

[Other Representatives]


By:  Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated

By:
   Name:
   Title:
On behalf of themselves and as Representatives
for each of the Underwriters named in Schedule I hereto

                                   SCHEDULE I
                                                       Total Number
                                                        of Securities
Underwriters                                           to be Purchased


Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
Goldman, Sachs & Co.








                                                       -----------------
         Total
                                                       =================